AGREEMENT

THIS AGREEMENT, made and entered into as of the 19 day of March, 2004 is by and between:

American Leisure Holdings, Inc., a Nevada corporation with its principal office and place of business in Orlando, Florida (hereinafter referred to as "Buyer"), and

GCD Acquisition Corp,., a Florida corporation with its principal office and place of business located in Coral Gables, Florida (hereinafter referred to as "Seller").

                               W I T N E S S E T H

WHEREAS, Seller is the owner and holder of certain assets, to wit: promissory notes (the "Galileo Notes") and collateral documents (the "Security") made by Around The World Travel, Inc., as Payor, in favor of Galileo International, LLC, as Payee (the Galileo Notes and Security are collectively referred to herein as the "Assets"). The Galileo Notes and Security are set forth on Exhibits "A" and "B" respectively; and

WHEREAS, Seller acquired the Assets in an arms length transaction from CNG Hotels, Ltd. ("CNG"); and

WHEREAS, the Galileo Notes are secured by the Security; and

WHEREAS, Seller acquired the Assets from CNG in consideration for its promissory note in favor of CNG in the principal amount of $5,000,000.00 US (the "CNG Note"); and

WHEREAS, Seller is a party to that certain Settlement Agreement dated February 23, 2004 by and between the Seller, CNG; Payor; Around the World Holdings, LLC; Seaway Hospitality Corporation ; Keith St. Clair; Jim Tolzien; Gene Prescott; Seaway Two Corporation ("Seaway"); Traveleaders Group, LLC; Finnbarr Power; Corporate Finance Ireland Limited; Luke Mooney; Tzell Travel & Tours, Inc.; Tzell America, Inc.; Tzell Travel New England, Inc.; Tzell Travel West, Inc.; Tzell Travel LLC.; Barry Liben; Jerry Behrens; David Buda; and HoteLeaders, Ltd. (the "Settlement Agreement"). The Settlement Agreement is incorporated herein by this reference in its entirety;

WHEREAS, Buyer desires to acquire the Assets.

NOW THEREFORE, in consideration of the mutual promises herein contained, it is agreed as follows.

      1. The forgoing Recitals are true and accurate and are made a part of this Agreement.

      2. Seller is the true and only owner and holder of the Assets.

GCD Acquisition, Corp.
American Leisure Holdings, Inc.
Agreement of Sale
March 19, 2004

      3. The Seller has not pledged or assigned, as collateral or otherwise, the Assets to any person, corporation or party of any kind.

      4. To the Seller's knowledge, the obligations recited in the Assets are valid and enforceable obligations of the Payor and Seller has not been notified of any defenses, set-offs, counterclaims or novations of the obligations contained in the Assets.

      5. The Seller hereby agrees to assign and transfer over to the Buyer, all of the Seller's right, title and interest in the Galileo Notes and the Security upon the execution hereof, without recourse.

      6. Buyer is familiar with the terms and content of the Galileo Notes and the Security and has made its own independent judgment as to the value of the Galileo Notes and Security.

      7. Buyer is familiar with the obligations incurred by Seller in the Settlement Agreement and has made its own independent judgment as to the meaning and import of said obligations. By execution hereof, Buyer hereby agrees to assume all of the Seller's obligations under the Settlement Agreement and to hold Seller and Seaway harmless and completely indemnify Seller and Seaway from any and all Damages, costs, liabilities, responsibilities and duties which may be incurred by Seller arising from or as a result of the Settlement Agreement or the actions described therein. The term Damages shall mean and include: all actual and consequential damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses and assessments, including all attorneys' fees and costs, and interest accruing on such Damages incurred or suffered by the indemnified parties.

      8. Buyer is familiar with the terms of the CNG Note and has made its own and independent judgment as to the nature and meaning of the document. By execution hereof, Buyer hereby agrees to assume all of the obligations under the CNG Note and to hold Seller harmless and does completely indemnify Seller from any and all Damages, costs, liabilities, responsibilities and duties, including the obligation to pay the CNG Note as provided for therein. Buyer's indemnification herein shall include the reasonable legal costs of enforcement and defense, court costs and all other costs reasonably incurred for paralegals and consultants, witnesses and depositions and reasonable travel and accommodation costs incurred in either enforcement or defense of the terms of this Agreement or the terms of the Assets.

      9. a. In addition, Buyer hereby indemnifies Seller and Seaway against any Damages, costs or losses incurred by Seller by virtue of any claims or litigation brought by any party (except the Internal Revenue Service) challenging the validity of the Assets, or the value of the Assets. Excepted from this indemnity are acts or omissions of the Seller or Seaway, which are finally determined by an appropriate court of competent jurisdiction to constitute gross negligence or willful misconduct. Prior

_____                               2. of 7.                               _____
Seller                                                                     Buyer
      to any such determination, Buyer shall advance all legal fees and costs incurred in defense thereof, with an undertaking by the Seller that it will reimburse all such fees and costs upon such final determination of gross negligence or willful misconduct.

            b. If a claim for Indemnification (a "Claim") is to be made by Seller or Seaway (the "Indemnitees"), Indemnitee shall give written notice (a "Claim Notice") to Buyer (the "Indemnitor") as soon as practicable after the Indemnitee becomes aware of any fact, condition or event which may give rise to indemnification under this Agreement. In the case of a Claim involving the assertion of a claim by a third party (whether pursuant to a lawsuit or other legal action or otherwise, a "Third-Party Claim"), (i) the Indemnitor shall be entitled, if it so elects, at its own cost, risk and expense, (A) to take control of the defense and investigation of such Third-Party Claim and (B) to pursue the defense thereof by appropriate actions or proceedings, including, without limitation, to employ and engage attorneys of its own choice reasonably acceptable to the Indemnitee to handle and defend the same, and (ii) the Indemnitor shall be entitled to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Indemnitee, such consent not to be unreasonably withheld. In the event the Indemnitor elects to assume control of the defense and investigation of such lawsuit or other legal action, the Indemnitee may, at its own cost and expense, participate in the investigation, trial and defense of such Third-Party Claim. If the Indemnitor fails to assume the defense of such Third-Party Claim in accordance with this Agreement within fifteen (15) calendar days after its receipt of the Claim Notice, the Indemnitee shall (upon delivering notice to such effect to the Indemnitor) have the right to undertake, at the Indemnitor's cost, risk and expense, the defense, compromise and settlement of such Third-Party Claim on behalf of and for the account of the Indemnitor; provided that such Third-Party Claim shall not be compromised or settled without the written consent of the Indemnitor, which consent shall not be unreasonably withheld. In the event the Indemnitor assumes the defense of the claim, the Indemnitor shall keep the Indemnitee reasonably informed of the progress of any such defense, compromise or settlement, and in the event the Indemnitee assumes the defense of the claim, the Indemnitee shall keep the Indemnitor reasonably informed of the progress of any such defense, compromise or settlement offer. The Indemnitor shall be liable for any settlement of any Third-Party Claim effected pursuant to and in accordance with this Agreement and for any final judgment (subject to any right of appeal), and the Indemnitor agrees to indemnify and hold harmless Indemnitee from and against any and all Damages by reason of such settlement or judgment.

            c. If Indemnitee has not received full indemnification within thirty
      (30) days after making a demand, Indemnitee shall have the right to enforce his indemnification rights under this Agreement by commencing an action in any court of competent jurisdiction over the subject matter thereof and in which venue is proper, seeking an initial determination by the court to uphold Indemnitee's rights of indemnification. The

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Seller                                                                     Buyer

GCD Acquisition, Corp.
American Leisure Holdings, Inc.
Agreement of Sale
March 19, 2004

      Indemnitors shall indemnify and pay to the Indemnitee all expenses including reasonable attorney's fees that are incurred by Indemnitee in connection with any successful claim asserted against or action brought by Indemnitee for indemnification or payment of expenses by the Indemnitor under this Agreement.

            d. The parties agree and acknowledge that the indemnification provided for under this Agreement is unique, and that the parties hereto may obtain relief by way of injunction, specific performance and such other equitable relief to which they may be entitled.

            e. Expenses incurred by Indemnitee (including attorneys' fees) in defending a threatened or pending action, suit or proceeding shall be paid by the Indemnitors as and when incurred by Indemnitee. The Indemnitor shall promptly pay the amount of such expenses to the Indemnitee, but in no event later than ten (10) days following the Indemnitee's delivery to the Indemnitor of a written request for payment.

      10. Buyer hereby discloses that it is evaluating the business decision to buy the assets or the stock of the Payor. In conjunction with such a decision, Buyer is conducting an assessment of the relative values of the assets of Payor and the stock of Payor to determine the viability of the Payor as an ongoing business. In this assessment exercise, Buyer has determined that the acquisition of the Assets on terms contained in this Agreement will have a positive effect on its decision to acquire either the assets or the stock of Payor and has entered into an option to purchase 100% of the Membership Units of Around The World Holdings, LLC pursuant to that certain Option Agreement by and between the Buyer and Keith St. Clair et al of even date herewith (the "Option Agreement"). Consummation of this Agreement shall be contingent on the complete execution of the Option Agreement.

      11. Seller agrees to use its best efforts to obtain from Payor an estoppel agreement, dated within 30 days following the date hereof, which recites the true and accurate amount of the debt represented by the Galileo Notes, inclusive of principal amounts, interest amounts and any uncollected taxes, fees or penalties accrued thereon. The estoppel agreement shall also contain the Payor's acknowledgement of the acquisition by Buyer of the Assets. The Seller makes no representation or warranty regarding any amounts that may remain outstanding under the Galileo Notes or any statement made by Payor in such estoppel certificate.


_____                               4. of 7.                               _____
Seller                                                                     Buyer

GCD Acquisition, Corp.
American Leisure Holdings, Inc.
Agreement of Sale
March 19, 2004

      12. The indemnities of the Buyer issued herein to the Seller do not extend to any claim or assessment made by the Internal Revenue Service against the Seller for any element of the transaction wherein Seller obtained the Assets or the transaction described herein. Notwithstanding anything herein to the contrary, the indemnification provisions in favor of the Seller and Seaway in the Settlement Agreement shall remain in full force and effect.

      13. The indemnities of Buyer herein shall extend to the Seller, Seaway and their respective shareholders, officers and directors. The indemnities made herein shall survive the legal life of the Seller and Seaway and shall inure to the Seller's and Seaway's successors, distributees and devisees of their respective shareholders.

      14. Upon the execution performance of this Agreement, Seller and Buyer shall jointly inform Payor and CNG of the sale of the Assets as well as the assignment of the obligations contained in the CNG Note and Settlement Agreement. Buyer shall use its best efforts to obtain a release of Seller from CNG of its obligations under the CNG Note and Settlement Agreement. Buyer agrees to supply any and all information about Buyer reasonably requested by CNG as part of its best efforts to obtain such release.

      15. Each of the parties hereto agree that they will take such further action and execute all such further papers, documents and instruments as may be necessary or reasonably required by either of them to carry into effect the purposes and terms, conditions and provisions of this Agreement, including but not limited to corporate governance matters arising prior to or after execution of this Agreement.

      16. Buyer acknowledges that the Galileo Notes and Security were lost, stolen or destroyed, and that Seller has been unable to recover the Galileo Notes and Security after diligent effort to such end. Buyer acknowledges that the copies of the Galileo Notes to which the endorsements to Buyer are attached as well as copies of the Security documents to be delivered to the Buyer shall be deemed for all purposes to be the original Galileo Notes and Security. Seller shall deliver to Buyer an acknowledgement of the Payor of such fact and a re-affirmation of the debts. Said acknowledgement is attached hereto as Exhibit C. Seller hereby indemnifies the Buyer, on terms described herein, from any and all claims that the Assets are not the rightful property of the Seller.

      17. The Purchase Price for the Galileo Notes and Security shall be the assumption by the Buyer of all of Seller's obligations under the CNG Note and the Settlement Agreement, as well as the indemnifications and hold harmless obligations of the Buyer set forth in this Agreement.

      18. This Agreement shall be construed and enforced according to the laws of the State of Florida.

      19. The Parties agree that Miami-Dade County courts shall have jurisdiction over any action brought to enforce this Agreement.

      20. Any part of this Agreement deemed unenforceable by a competent court shall not vitiate the remaining terms.


_____                               5. of 7.                               _____
Seller                                                                     Buyer

GCD Acquisition, Corp.
American Leisure Holdings, Inc.
Agreement of Sale
March 19, 2004

      21. In the event of any litigation arising out of this Agreement, the prevailing parties in such suit or proceedings shall be entitled to receive from the non-prevailing parties all costs of prosecuting or defending such suit or proceedings, including, without limitation, reasonable attorneys' fees at trial and all appellate levels.

      23. The rights, duties and obligations of the parties herein shall not be assignable without the prior written consent of the other party. Notwithstanding the foregoing, Buyer shall have the right to designate its nominee to take title to the Assets.

      24. This Agreement shall be binding upon and inure to the benefit of all parties hereto and their respective legal representatives, heirs, successors and assigns.

      25. All parties hereto acknowledge and agree that they and their respective counsel have had an opportunity to make detailed inquiry and investigation of all relevant facts and matters related to this Agreement and transaction contemplated hereunder. The Buyer agrees that it has not relied upon any representation, warranty or other information given or made by the Seller other than as set forth herein and has had the right and opportunity to satisfy itself as to all matters related to the subject matter hereof. Each party agrees that they have sufficient knowledge and experience, or have relied upon their own experts, in making the decision to enter into this Agreement.

      26. All parties represent and warrant to each other that they are represented by legal counsel of their choice, are fully aware of the terms contained in this Agreement and have voluntarily and without duress entered into this Agreement and the documents executed in connection with this Agreement.

      27. Any and all notices required or permitted to be served pursuant to the terms of this Agreement shall be in writing and shall be served by (a) registered or certified mail, return receipt requested and postage pre-paid (b) overnight by nationally recognized overnight courier (c) hand delivery, or (d) facsimile transmission, coupled with one of the forgoing methods, as follows:


         If to Seller:                   GCD Acquisition Corp.
                                         1200 Anastasia Avenue
                                         Coral Gables, Florida 33134
                                         Attn:  Gene Prescott
                                         Facsimile No. (305) 913-3155
         With a copy to
                                         Wallace Bauman et al.
                                         1111 Brickell Avenue, Suite 2150
                                         Miami, Florida 33131
                                         Attn: S. Daniel Ponce, Esq.
                                         Facsimile No. (305) 444-9937

_____                               6. of 7.                               _____
Seller                                                                     Buyer

GCD Acquisition, Corp.
American Leisure Holdings, Inc.
Agreement of Sale
March 19, 2004

         If to Buyer:              American Leisure Holdings Inc.
                                   2701 Spivey Lane
                                                   -----------------------------
                                   Orlando, FL 32837
                                                    ----------------------------
                                   Attn: Malcolm Wright
                                                       -------------------------
                                   Facsimile No. (407)857-3598

or to such other address as the parties shall designate in writing. Notice shall be deemed given two (2) business days from when such notice was deposited in the United States Mail or delivered to the courier in the manner aforesaid with sufficient pre-paid postage or shipping cost affixed to carry same to its destination.

     Dated at Coral Gables, Florida this _19 day of March, 2004.


Witnessed By:                                 American Leisure Holdings, Inc., a
                                              Nevada corporation


_____________________                         By:L/S Malcolm Wright
                                              Name: Malcolm Wright
                                              Title:   President


                                              GCD Acquisition Corp., a Florida
                                              Corporation


L/S Robert E. Butler                          By:L/S T. Gene Prescott
-------------------------------               -----------------------
       Robert E. Butler                       Name: T Gene Prescott
                                                    ---------------
                                              Title: President





_____                               7. of 7.                               _____
Seller                                                                     Buyer

                               FIRST AMENDMENT TO
                                    AGREEMENT
                          BETWEEN GCD ACQUISITION CORP
                                       AND
                         AMERICAN LEISURE HOLDINGS, INC.
                              DATED MARCH 22, 2004


THIS FIRST AMENDMENT is entered into this 29th day of March, 2004 by and between

American Leisure Holdings, Inc., a Nevada corporation with its principal office and place of business located in Orlando, Florida (hereinafter referred to as "Buyer"), and GCD Acquisition Corp., a Florida corporation with its principal office and place of business located at Coral Gables, Florida (hereinafter referred to as "Seller").

Whereas, the Parties had commenced the closing of an agreement (the "Agreement") as of the 22nd day of March, 2004 wherein the Seller was to agree to sell and the Buyer was to agree to buy the Assets as defined therein; and

Whereas, during the closing of said Agreement, an issue arose that caused the placement of the negotiated Agreement into escrow pending the resolution of the issue; and

Whereas, the Parties have resolved the issue.

Now, therefore, in consideration of the promises herein contained, it is agreed to amend the Agreement as follows.

1. Recitals. The forgoing recitals are true and accurate and incorporated herein.

2. Definitions. The capitalized terms used herein bear the same definitions as contained in the Agreement.

3. Additional Consideration. Buyer hereby agrees to amend the array of consideration for its purchase of the Assets. Buyer reaffirms its commitment to pay the consideration set forth in the Agreement and in addition to the consideration recited therein, Buyer shall also pay to Seller the sum of One Million, Seven Hundred Thousand Dollars ($1,700,000). Such additional consideration shall be satisfied in full via the issue of 340,000 shares of Buyer's Common Restricted Stock at a strike price of $5.00 per share to Seller.

4. Stock Certificates. Attached hereto as Amendment Exhibit I are copies of the actual certificates to be delivered to Seller on the date of this Amendment. Seller acknowledges that it has reviewed said copies and the legend thereon and accepts said certificates as payment in full of the Additional Consideration.

First Amendment To Agreement
4/5/2004
Page 2. of 2.

5. Remaining Terms. The parties agree that this Amendment shall control as to the matters discussed herein and that all other terms of the Agreement remain in full force and effect.

6. Release of Escrow. The parties hereby agree that upon the signing of this amendment that the escrow shall be immediately terminated.

Dated At Coral Gables, Florida this 29th day of March, 2004.


Seller:                                              Witnessed By:



-------------------------------                      ---------------------------
T. Gene Prescott, President                          Robert E. Butler
GCD Acquisition Corp.


Buyer:



-------------------------------
Malcolm Wright, President
American Leisure Holdings, Inc.